                                                                                                     EXECUTION COPY

                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated  November 29, 2006,  between  Residential  Funding
Company,  LLC, a Delaware  corporation  ("RFC"),  and Residential Accredit Loans, Inc., a Delaware corporation (the
"Company").

                                                     RECITALS

                  A. RFC has entered into contracts ("Seller  Contracts") with various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

                  B. The  Company  wishes to purchase  from RFC certain  Mortgage  Loans (as  hereinafter  defined)
sold to RFC pursuant to the Seller Contracts.

                  C. The Company,  RFC, as master servicer,  and Deutsche Bank Trust Company  Americas,  as trustee
(the "Trustee"),  are entering into a Series  Supplement,  dated as of November 1, 2006 (the "Series  Supplement"), and the  Standard  Terms of Pooling  and  Servicing  Agreement,  dated as of November  1, 2006  (collectively,  the
"Pooling  and  Servicing  Agreement"),  pursuant  to which the  Company  proposes  to issue  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2006-QA10 (the "Certificates") consisting of eleven classes designated as Class
A-1, Class A-2, Class A-3,  Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6,  Class R-1,  Class
R-X, Class SB-1 and Class SB-2 Certificates  representing beneficial ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").

                  D. In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC a de minimis portion of the Class R-1 Certificates.
                  E. In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,
RFC wishes to make certain representations and warranties to the Company.

                  F. The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its right, title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

                  NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

                  1. All  capitalized  terms used but not defined herein shall have the meanings  assigned  thereto in the Pooling and Servicing Agreement.

                  2.  Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns to the Company without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal,  received  on or with  respect to the  Mortgage  Loans after  November  1, 2006 (other than  payments of principal  and  interest due on the  Mortgage  Loans on or before  November 29,  2006).  In  consideration  of such assignment,  RFC or its designee will receive from the Company in  immediately  available  funds an amount equal to
$386,538,175.05  and a de minimis  portion of each class of the Class R-1  Certificates.  In  connection  with such assignment and at the Company's  direction,  RFC has in respect of each Mortgage Loan endorsed the related Mortgage
Note (other than any Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent.

         RFC and the Company agree that the sale of each Pledged Asset Loan  pursuant to this  Agreement  will also constitute  the  assignment,  sale,  setting-over,  transfer and conveyance to the Company,  without  recourse (but subject  to  RFC's  covenants,  representations  and  warranties  specifically  provided  herein),  of all of RFC's obligations  and all of RFC's  right,  title and  interest  in, to and under,  whether now  existing  or  hereafter acquired  as  owner  of  such  Pledged  Asset  Loan  with  respect  to any  and  all  money,  securities,  security entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts, certificates of deposit,  commodities contracts,  and other investment property and other property of whatever kind or description  consisting of,  arising from or related to, (i) the Credit  Support Pledge  Agreement,  the Funding
and Pledge  Agreement  among the Mortgagor or other Person  pledging the related  Pledged Assets (the  "Customer"),
Combined  Collateral LLC and National  Financial  Services  Corporation,  and the Additional  Collateral  Agreement
between GMAC Mortgage  Corporation  and the Customer  (collectively,  the "Assigned  Contracts"),  (ii) all rights, powers  and  remedies  of RFC as  owner  of such  Pledged  Asset  Loan  under or in  connection  with the  Assigned
Contracts,  whether  arising  under the terms of such  Assigned  Contracts,  by  statute,  at law or in equity,  or otherwise  arising  out of any  default  by the  Mortgagor  under or in  connection  with the  Assigned  Contracts, including  all rights to exercise  any election or option or to make any  decision or  determination  or to give or receive any notice, consent,  approval or waiver thereunder,  (iii) the Pledged Amounts and all money,  securities, security  entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other  investment  property and other property of whatever kind or description and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion rights, rights to subscribe,  liquidation dividends or preferences,  stock dividends, rights to interest,  dividends,  earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other  property  that  secures a Pledged  Asset  Loan,  (iv) all  documents,  books and records  concerning  the foregoing  (including all computer  programs,  tapes,  disks and related items containing any such information) and
(v) all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities
Investor  Protection  Corporation or any other insurance  company) of any of the foregoing or replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the conversion,  voluntary or  involuntary,  of any thereof.
The foregoing  transfer,  sale,  assignment and conveyance does not constitute and is not intended to result in the creation,  or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection  with the
Pledged Assets or under any agreement or instrument  relating  thereto,  including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless,  (a) this
Agreement  is  intended  to be and hereby is a security  agreement  within the  meaning of  Articles 8 and 9 of the
Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;  (b) the conveyance  provided for in this  Section  shall be deemed to be, and hereby is, a grant by RFC to the Company of a security interest in all of RFC's right,  title and interest,  whether now owned or hereafter  acquired,  in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property consisting  of,  arising from or relating to any of the  following:  (A) the  Mortgage  Loans,  including  (i) with respect to each Cooperative Loan, the related Mortgage Note, Security  Agreement,  Assignment of Proprietary Lease,
Cooperative Stock  Certificate,  Cooperative  Lease, any insurance  policies and all other documents in the related
Mortgage File,  (ii) with  respect to each Mortgage Loan other than a Cooperative  Loan, the related Mortgage Note, the Mortgage,  any insurance  policies and all other documents in the related Mortgage File,  (B) all monies due or to become due pursuant to the  Mortgage  Loans in  accordance  with the terms  thereof and (C) all  proceeds of the conversion,  voluntary or  involuntary,  of the foregoing  into cash,  instruments,  securities or other  property, including  without  limitation  all amounts  from time to time held or invested in the  Certificate  Account or the
Custodial Account,  whether in the form of cash,  instruments,  securities or other property; (c) the possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other
applicable  jurisdiction   (including,   without  limitation,   Sections  8-106,  9-313  and  9-106  thereof);  and
(d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from, securities  intermediaries,  bailees or agents of, or persons  holding  for,  (as  applicable)  the Trustee for the purpose of perfecting such security  interest under  applicable law. RFC shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were determined to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be  determined  to be a  perfected  security  interest of first  priority  under  applicable  law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  RFC shall  prepare and deliver to the Company  not less than 15 days prior to any filing  date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the
Company's  security  interest in or lien on the  Mortgage  Loans,  including  without  limitation  (x) continuation statements,  and (y) such  other  statements as may be occasioned by (1) any  change of name of RFC or the Company,
(2) any change of location of the state of formation,  place of business or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

                  Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall  retain all  servicing  rights
(including,  without  limitation,  primary  servicing  and master  servicing)  relating  to or  arising  out of the
Mortgage  Loans,  and  all  rights  to  receive  servicing  fees,  servicing  income  and  other  payments  made as compensation for such servicing granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and conditions  set forth  therein  (collectively,  the  "Servicing  Rights")  and (ii) the  Servicing  Rights  are not
included  in the  collateral  in which  RFC  grants a  security  interest  pursuant  to the  immediately  preceding paragraph.

                  3.  Concurrently  with the  execution  and delivery  hereof,  the Company  hereby  assigns to RFC without  recourse  all  of its  right,  title  and  interest  in  and to a de  minimis  portion  of the  Class  R-1
Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

                  4. RFC  represents  and  warrants to the  Company  that on the date of  execution  hereof (or, if otherwise specified below, as of the date so specified):

                  (a)      The information  set forth in Exhibit One to the Series  Supplement with respect to each
Mortgage  Loan or the  Mortgage  Loans,  as the case may be, is true and correct in all material  respects,  at the date or dates respecting which such information is furnished;

                  (b)      Except for one  Mortgage  Loan  representing  approximately  0.1% of the  balance of the
Mortgage Loans at origination,  each Mortgage Loan with a Loan-to-Value  Ratio at origination in excess of 80% will be insured by a Primary  Insurance  Policy  covering at least 35% of the principal  balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  at least 30% of the principal  balance of the Mortgage Loan at  origination  if the  Loan-to-Value  Ratio is between  95.00% and 90.01%,  at least 25% of the balance  if the  Loan-to-Value  Ratio  is  between  90.00%  and  85.01%  and at  least  12% of the  balance  if the
Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the  Company's  knowledge,  each such  Primary
Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                  (c)      Each  Primary  Insurance  Policy  insures  the  named  insured  and its  successors  and assigns,  and the issuer of the Primary  Insurance Policy is an insurance  company whose  claims-paying  ability is currently acceptable to the Rating Agencies;

                  (d)      Immediately  prior to the assignment of the Mortgage Loans to the Company,  RFC had good title to,  and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest (other than rights to servicing and related  compensation  and, with respect to certain Mortgage
Loans,  the monthly payment due on the first Due Date following the Cut-off Date),  and no action has been taken or failed to be taken by RFC that would  materially  adversely affect the  enforceability  of any Mortgage Loan or the interests therein of any holder of the Certificates;

                  (e)      No Mortgage  Loan was 30 or more days  delinquent  in payment of principal  and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent  more than once in the 12-month  period prior to the Cut-off Date;

                  (f)      Subject to clause (e) above as  respects  delinquencies,  there is no  default,  breach, violation or event of  acceleration  existing  under any Mortgage Note or Mortgage and no event which,  with notice and  expiration  of any  grace  or cure  period,  would  constitute  a  default,  breach,  violation  or  event  of acceleration,  and no such default,  breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                  (g)      There is no delinquent tax or assessment lien against any Mortgaged Property;

                  (h)      No  Mortgagor  has any  right of  offset,  defense  or  counterclaim  as to the  related
Mortgage Note or Mortgage except as may be provided under the  Servicemembers  Civil Relief Act,  formerly known as the Soldiers' and Sailors'  Civil Relief Act of 1940 as amended,  and except with respect to any buydown  agreement for a Buydown Mortgage Loan;

                  (i)      There are no  mechanics'  liens or claims  for work,  labor or  material  affecting  any
Mortgaged  Property  which are or may be a lien prior to, or equal with, the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy described under clause (aa) below;

                  (j)      Each  Mortgaged  Property  is free  of  damage  and in  good  repair  and no  notice  of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any Mortgaged  Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

                  (k)      Each  Mortgage  Loan at the time it was made  complied  in all  material  respects  with applicable local, state, and federal laws,  including,  but not limited to, all applicable  anti-predatory  lending laws;

                  (l)      Each Mortgage  contains  customary and  enforceable  provisions  which render the rights and  remedies of the holder  adequate  to realize the  benefits of the  security  against the  Mortgaged  Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's  sale,  (ii) by summary  foreclosure, if  available  under  applicable  law,  and (iii)  otherwise  by  foreclosure,  and there is no  homestead or other exemption  available to the Mortgagor that would  interfere with such right to sell at a trustee's sale or right to foreclosure,  subject in each case to  applicable  federal and state laws and judicial  precedents  with respect to bankruptcy and right of redemption;

                  (m)      With respect to each Mortgage that is a deed of trust,  a trustee duly  qualified  under applicable  law to serve as such is  properly  named,  designated  and  serving,  and except in  connection  with a trustee's  sale after  default by a Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                  (n)      The Mortgage  Loans are hybrid  adjustable-rate,  fully-amortizing,  first lien mortgage loans  having  terms to  maturity  of not more than 30 years  from the date of  origination  or  modification  with monthly payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

                  (o)      No Mortgage Loan provides for deferred interest or negative amortization;

                  (p)      If any of the Mortgage Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold  estates for residential  properties is an accepted practice in the area where the related  Mortgaged  Property is  located;  residential  property  in such area  consisting  of  leasehold estates is readily  marketable;  the lease is  recorded  and no party is in any way in breach of any  provision  of such  lease;  the  leasehold  is in full force and effect and is not  subject to any prior lien or  encumbrance  by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                  (q)      Each  Assigned  Contract  relating to each  Pledged  Asset Loan is a valid,  binding and legally  enforceable  obligation of the parties  thereto,  enforceable  in accordance  with their terms,  except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                  (r)      The  Assignor  is the holder of all of the right,  title and  interest  as owner of each
Pledged Asset Loan in and to each of the Assigned Contracts  delivered and sold to the Company  hereunder,  and the assignment  hereof by RFC validly  transfers  such right,  title and  interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

                  (s)      The full amount of the Pledged  Amount with respect to such Pledged  Asset Loan has been deposited with the custodian under the Credit Support Pledge  Agreement and is on deposit in the custodial  account held thereunder as of the date hereof;

                  (t)      RFC is a member of MERS,  in good  standing,  and  current  in  payment  of all fees and assessments  imposed  by MERS,  and has  complied  with all rules and  procedures  of MERS in  connection  with its assignment  to the Trustee as assignee of the  Depositor of the  Mortgage  relating to each  Mortgage  Loan that is registered  with MERS,  including,  among other things,  that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R)System;

                  (u)      No instrument  of release or waiver has been  executed in  connection  with the Mortgage
Loans,  and no Mortgagor has been released,  in whole or in part from its obligations in connection with a Mortgage
Loan;

                  (v)      With respect to each Mortgage Loan,  either (i) the Mortgage Loan is assumable  pursuant to the terms of the Mortgage  Note, or (ii) the Mortgage Loan contains a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

                  (w)      The proceeds of the Mortgage  Loan have been fully  disbursed,  there is no  requirement for  future  advances  thereunder  and any  and all  requirements  as to  completion  of any  on-site  or  off-site improvements  and as to  disbursements  of any escrow  funds  therefor  (including  any  escrow  funds held to make
Monthly Payments pending  completion of such  improvements)  have been complied with. All costs,  fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (x)      Except with respect to  approximately  4.2% of the Mortgage  Loans,  the  appraisal  was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

                  (y)      To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

                  (z)      Each Mortgage Loan was originated (1) by a savings and loan  association,  savings bank, commercial  bank,  credit union,  insurance  company or similar  institution  that is supervised  and examined by a federal or state  authority,  (2) by a mortgagee  approved by the Secretary of HUD pursuant to Sections 203 and 211 of the  National  Housing Act, as amended,  or (3) by a mortgage  broker or  correspondent  lender in a manner such that the  Certificates  would qualify as "mortgage  related  securities"  within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

                  (aa)     All  improvements  which were  considered  in  determining  the  Appraised  Value of the
Mortgaged  Properties  lie  wholly  within the  boundaries  and the  building  restriction  lines of the  Mortgaged
Properties,  or the  policy  of title  insurance  affirmatively  insures  against  loss or  damage by reason of any violation,  variation,  encroachment or adverse  circumstance that either is disclosed or would have been disclosed by an accurate survey;

                  (bb)     Each Mortgage Note and Mortgage  constitutes  a legal,  valid and binding  obligation of the  borrower,  enforceable  in  accordance  with its terms except as limited by  bankruptcy,  insolvency  or other similar laws affecting generally the enforcement of creditor's rights;

                  (cc)     None of the Mortgage Loans are subject to the Home  Ownership and Equity  Protection Act of 1994;

                  (dd)     None of the  Mortgage  Loans  are loans  that,  under  applicable  state or local law in effect at the time of origination  of such loan,  are referred to as (1) "high cost" or "covered"  loans or (2) any other similar  designation if the law imposes greater  restrictions  or additional  legal liability for residential mortgage loans with high interest rates, points and/or fees;

                  (ee)     None of the  Mortgage  Loans  secured by a property  located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003;

                  (ff)     No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now  Version 5.7  Revised,  Appendix E
(attached  hereto as Exhibit A))  provided  that no  representation  and  warranty is made in this clause (ff) with respect to 0.1% of the  Mortgage  Loans (by  outstanding  principal  balance  as of the  Cut-off  Date)  secured by property located in the State of Kansas;

                  (gg)     No fraud or  misrepresentation  has taken place in connection  with the  origination  of any Mortgage Loan;

                  (hh)     No mortgage  loan has a prepayment  penalty  term that  extends  beyond five years after the date of origination; and

                  (ii)     The information set forth in the prepayment  charge schedule attached hereto as Exhibit
A (the  "Prepayment  Charge  Schedule")  is complete,  true and correct in all material  respects as of the Cut off
Date, and each prepayment charge set forth on the Prepayment Charge Schedule  ("Prepayment  Charge") is enforceable and was originated in compliance with all applicable federal, state and local laws.

         RFC shall provide  written  notice to GMAC Mortgage  Corporation of the sale of each Pledged Asset Loan to the Company  hereunder  and by the Company to the Trustee  under the  Pooling and  Servicing  Agreement,  and shall maintain the Schedule of Additional  Owner  Mortgage  Loans (as defined in the Credit  Support  Pledge  Agreement), showing the Trustee as the  Additional  Owner of each such Pledged Asset Loan,  all in accordance  with Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and  warranties  in respect of any  Mortgage  Loan which  materially  and  adversely  affects  the interests of any holders of the  Certificates  or of the Company in such Mortgage Loan or upon the  occurrence of a
Repurchase  Event  (hereinafter  defined),  notice of which breach or  occurrence  shall be given to the Company by
RFC, if it discovers  the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or  Repurchase  Event in all  material  respects  or,  either (i)  purchase  such
Mortgage  Loan from the  Trustee or the  Company,  as the case may be, at a price equal to the  Purchase  Price for such Mortgage Loan or (ii) substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and  Servicing  Agreement.  If the
breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase or substitute a Mortgage
Loan  pursuant to this  Section 4 was the  representation  and  warranty set forth in clause (k) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

                  5. With  respect to each  Mortgage  Loan,  a first lien  repurchase  event  ("Repurchase  Event")
shall have occurred if it is discovered  that, as of the date thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property  subject only to (i) the lien of real property taxes and  assessments  not yet due and payable, (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such  permissible  title exceptions as are listed in the Program Guide and (iii) other matters to which like  properties  are commonly  subject which do not  materially adversely affect the value, use, enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any Mortgage  Loan as to which the Company  delivers to the Trustee or the  Custodian  an  affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan  subsequently is in default and the  enforcement  thereof or of the  related  Mortgage  is  materially  adversely  affected  by the  absence of the original  Mortgage  Note,  a  Repurchase  Event  shall be  deemed to have  occurred  and RFC will be  obligated  to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

                  6. This  Agreement  shall  inure to the  benefit of and be binding  upon the  parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

                  IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                                          RESIDENTIAL FUNDING COMPANY, LLC

                                                          By:
                                                              Name: Joseph Orning
                                                              Title:   Associate

                                                          RESIDENTIAL ACCREDIT LOANS, INC.

                                                          By:
                                                              Name: Heather Anderson
                                                              Title:   Vice President

                                                     EXHIBIT A

                                            PREPAYMENT CHARGE SCHEDULE

                                                     EXHIBIT A

                                 APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                    FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                                                           REVISED October 20, 2006

         APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

         Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan
Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

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                                  STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
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                                   ------------------------------------------------- --------------------------------
       STATE/JURISDICTION            NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE       CATEGORY UNDER APPLICABLE
                                                         DATE                          ANTI-PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.
                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
                                   757.01 et seq.
                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann.ss.ss. Covered Loan
                                   5-3.5-101 et seq.
                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.
                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.
                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078     High Cost Home LoaN
                                   et seq.
                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.
                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34
                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815,ss.ss.137/5 et seq.
                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind. Code Ann.   High Cost Home Loans
                                 ss.ss.24-9-1-1 et seq.
                                   Effective January 1, 2005; amended by 2005 HB
                                   1179, effective July 1, 2005.
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id.ss.16a-3-207) and;
                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.
                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.
                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.
                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.
                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.
                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.
                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan
                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.
                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.
                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)
                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Rhode Island                       Rhode Island Home Loan Protection Act, R.I.       High Cost Home Loan
                                   Gen. Lawsss.ss.34-25.2-1 et seq.  Effective
                                   December 31, 2006.
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.
                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Tennessee                          Tennessee Home Loan Protection Act, Tenn. Code    High Cost Home Loan
                                   Ann.ss.ss.45-20-101 et seq.  Effective January 1,
                                   2007.
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.ss.ss.    Act Loan
                                   31-17-1 et seq.
                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------
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                                   STANDARD & POOR'S COVERED LOAN CATEGORIZATION

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---------------------------------- ------------------------------------------------- --------------------------------
       STATE/JURISDICTION            NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE       CATEGORY UNDER APPLICABLE
                                                         DATE                          ANTI-PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.
                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------
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                                     STANDARD & POOR'S HOME LOAN CATEGORIZATION
---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       STATE/JURISDICTION            NAME OF ANTI-PREDATORY LENDING LAW/EFFECTIVE       CATEGORY UNDER APPLICABLE
                                                         DATE                          ANTI-PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Home Loan
2003)                              7-6A-1 et seq.
                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.
                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.
                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.
                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.
                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------